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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported)  May 9, 1995
                                                  --------------



Commission File Number:  33-12173



                             AMERICOLD CORPORATION
            (Exact name of registrant as specified in its charter)



        OREGON                                         93-0295215
(State of Incorporation)                           (I.R.S. Employer
                                                 Identification Number)


7007 S.W. Cardinal Lane, Suite 135
Portland, Oregon                                         97224
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number:                       (503) 624-8585
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Item 3.  Bankruptcy or Receivership.

On May 9, 1995, Americold Corporation (the "Company") announced that its restructuring plan received approval from both classes of debtholders entitled to vote on the plan and that it filed the plan as approved as a prepackaged plan of reorganization under Chapter 11 of the U. S. Bankruptcy Code in the United States Bankruptcy Court for the District of Oregon on May 9, 1995. The Company will be debtor-in-possession in the proceeding, which is captioned In re Americold Corporation, Debtor (Case No. 395-33058-ELP11). A copy of the news release dated May 9, 1995 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the Disclosure Statement distributed to certain of the Company's debtholders of record as of March 31, 1995 describing the Company's plan for restructuring certain of its outstanding indebtedness.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99.1   News Release of Americold
                         Corporation dated May 9, 1995

          Exhibit 99.2   Disclosure Statement of Americold
                         Corporation dated April 14, 1995



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICOLD CORPORATION



                                /s/ Joel M. Smith
                              ---------------------------
                              JOEL M. SMITH, Senior Vice President
                                and Chief Financial Officer



Date:  May 10, 1995


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                                 EXHIBIT INDEX

Exhibit                                                       Page No.
- -------                                                       --------

99.1          News Release of Americold Corporation
              dated May 9, 1995

99.2          Disclosure Statement of Americold
              Corporation dated April 14, 1995



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